Exhibit 99.2

FS Credit Opportunities Corp. listing overview

Summary

On March 7, 2022, FS Global Credit Opportunities Fund announced that its board of trustees approved a plan to prepare for the listing of its common stock on the New York Stock Exchange (NYSE).

On March 23, 2022, FS Global Credit Opportunities Fund was converted from a Delaware statutory trust into a Maryland corporation and was renamed FS Credit Opportunities Corp. (the “Fund” or “FSCO”). Subject to market conditions and final approval by the board of directors (the “Board”), the Fund currently anticipates that its shares of common stock will commence trading prior to the end of the third quarter of 2022 on the NYSE with the ticker symbol “FSCO”. There can be no assurance that the Fund will be able to complete the listing within the expected time frame or at all.

On April 28, 2022, the Fund filed a definitive proxy statement with the U.S. Securities and Exchange Commission.

In early May, the Fund commenced a proxy solicitation of shareholders to approve certain proposals related to the listing as described more fully below. The shareholder meeting will be held on June 22, 2022, at 3:00PM ET at 201 Rouse Boulevard, Philadelphia PA 19112.

Please note that we will provide additional details on the listing plans and operational considerations well in advance of the listing, including account-level considerations.

Listing overview

1. What are the details of the listing plan?

Company name	• On March 23, 2022, in preparation for the listing, the Fund was converted from a Delaware statutory trust into a Maryland corporation and renamed FS Credit Opportunities Corp. • Ticker symbol: FSCO

Expected timeline

•   April 28: filed a definitive proxy statement with the SEC

•   Early May: commenced shareholder proxy solicitation

•   Q3 2022: targeted listing on the NYSE, subject to market conditions and final Board approval

Quarterly repurchase offer	• The Q1 2022 quarterly tender offer was the final regular quarterly tender offer ahead of the planned listing

Fee structure changes upon the listing & enhanced dividend

•   Subject to shareholder approval, the investment advisory agreement will be amended upon listing

•  Reduction in management fee from 1.50% to 1.35% based on daily gross assets

•  Hurdle rate for the calculation of the incentive fee to be expressed as a percentage of net assets upon listing (compared to adjusted capital currently), consistent with other publicly traded closed-end funds with an incentive fee

•   The reduction in management fee is expected to enhance the Fund’s net investment income, providing the Fund with the potential to sustain an annualized distribution yield of 7.50%+ at listing based on the Fund’s net asset value as of May 31, 2022.[1]

Post-listing liquidity

•   Stockholders are being asked to approve a phased approach to the listing in an attempt to ease the anticipated downward pressure on the market price of the Fund’s shares in the period shortly following the listing.

•   Subject to shareholder approval and final Board approval, shares will be available for trading based on the following schedule:

•  At listing: up to 1/3 of shares held by all shareholders.

•  90 days post-listing: up to 2/3 of shares held by all shareholders

•  180 days post-listing: All shares held by all shareholders

•   The Board will have discretion to accelerate this phased trading schedule to the entire class of shareholders or, if not the entire class, the accelerated phased trading schedule would be based on an objective set of criteria, such as total shares held by shareholders.

2. Why was the Q1 2022 tender offer the last tender offer before the listing?

•	The listing of the Fund’s shares on the NYSE will provide investors with enhanced liquidity at listing compared to the quarterly tender offers.

•	Tenders were processed on May 9 and proceeds were delivered to custodians/intermediaries on May 12.

•	Consistent with prior quarterly tender offers, tendered accounts with a value less than $5,000 were automatically repurchased. Tenders were processed on May 27.

[1]

The actual dividend yield at listing may be higher or lower based on the then current NAV. Based on the Fund’s net asset value as of May 31, 2022. The payment of future distributions on FSCO’s common shares is subject to the discretion of FSCO’s board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

3. Why list FSCO’s shares on the NYSE now?

•	In addition to providing shareholders with enhanced liquidity of their shares, we believe the Fund and portfolio will be competitively positioned in the public markets.

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Fully scaled credit platform: As of March 31, 2022, the Fund managed over $2.4 billion in assets, ranking as one of the largest public credit-focused closed-end funds. The portfolio management team, led by Andrew Beckman and Nick Heilbut, leverages the full resources, infrastructure, and expertise of FS Investments, a $34 billion alternative asset manager.

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Strong performance & track record of current management team: The Fund has returned 6.04% per year since Andrew Beckman and the FS Liquid Credit & Special Situations Group assumed all portfolio management responsibilities in January 2018 through May 31, 2022. Over that time, the Fund outperformed high yield bonds by 268 basis points and loans by 263 basis points per year. In addition, the Fund’s net investment income exceeded the amount of distributions paid in each quarter since January 2018.

•	Competitively positioned for public markets: We believe FSCO’s dividend yield, diversified portfolio and fee structure will be competitive in the public market.

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Attractive dividend: Subject to shareholder approval, we expect that the reduction in management fees from 1.50% to 1.35% based on gross assets will help enhance the Fund’s net investment income and allow the Fund to sustain an annualized dividend yield of 7.50%+ at listing based on the Fund’s net asset value as of May 31, 2022.

•	Diversified portfolio:[2]

$2.4 billion in total assets         98 portfolio companies

83% senior secured debt3         $25 million average size by issuer

64% floating rate assets4           Low duration: 1.3 years

•	Reduction in management fee from 1.50% to 1.35% based on daily gross assets upon listing, subject to shareholder approval

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Diversified credit strategy: Especially in today’s challenging environment for traditional fixed income, we believe having a flexible strategy to invest across private and public credit markets is critical to generating differentiated returns and managing risk. FSCO focuses on three primary opportunities in the credit markets:

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Opportunistic Credit: investments in higher-quality, performing assets in primary and secondary markets that we believe have lower default risk yet pay an attractive level and/or offer meaningful opportunity for capital appreciation.

•	Capital Structure Solutions: highly structured, privately negotiated direct investments in complex situations

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Special Situations: investments in small and middle market companies that do not have access to traditional funding sources or public debt markets. These opportunities may include stressed/distressed debt or investments in out-of-favor sectors where we believe that prices do not reflect the intrinsic value of the company.

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Strong demand for closed-end funds: Amid the low-yield environment, closed end funds have received strong investor demand. Closed end funds raised over $15 billion in 2021, the highest level since 2006. Approximately 40% of IPO issuance in 2021 was for income-oriented funds.[5]

4. When will FSCO’s shares be available for trading?

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Stockholders are being asked to approve a phased approach to the listing in an attempt to ease the anticipated downward pressure on the market price of the Fund’s shares in the period shortly following the listing.

[2]	Based on fair value as of March 31, 2022.
[3]	Senior secured debt includes first lien loans, second lien loans and senior secured bonds.
[4]	Includes floating rate assets on a look-through basis within the FSCO’s Asset Based Finance investments.
[5]	Source: XAInvestments Q4 2021 Closed-End Fund Market Update

•	Subject to shareholder approval and final Board approval, shares will be available for trading based on the following schedule:

•	At listing: up to 1/3 of shares held by all shareholders.

•	90 days post-listing: up to 2/3 of shares held by all shareholders

•	180 days post-listing: All shares held by all shareholders

•

The Board will have discretion to accelerate this phased trading schedule to the entire class of shareholders or, if not the entire class, the accelerated phased trading schedule would be based on an objective set of criteria, such as total shares held by shareholders.

5. What is the purpose of the phased approach to liquidity?

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Stockholders are being asked to approve a phased approach to the listing in an attempt to ease the anticipated downward pressure on the market price of the Fund’s shares in the period shortly following the listing.

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While we believe there are compelling reasons for shareholders to continue holding their shares after a listing, we understand that some investors may prefer to have full liquidity of their shares in the period immediately following the listing.

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Therefore, the phased approach to liquidity is intended to ease the anticipated downward pressure on FSCO’s share price in the period immediately following the listing since FSCO’s public share price may be more influenced by an imbalance in supply (existing shareholders seeking to sell their shares) and demand (existing and new investors seeking to buy shares) than the Fund’s fundamental performance.

6. What considerations should shareholders take into account at listing?

•	The difference between a direct listing and initial public offering (IPO): The Fund’s shares will commence trading through a direct listing of its shares on the NYSE.

	FSCO’s direct listing	Initial public offering (IPO)
Initial trading price	Market-driven (supply & demand)	Set price prior to listing

New shares issued	No	Yes

New capital raised by company	No	Yes

Road shows with new potential investors	Yes	Yes

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FSCO’s NAV vs. public share price: If there is a high volume of selling in the period immediately following a listing, the Fund’s share price may not reflect its strong fundamentals, including the highlighted datapoints below.

•	The Fund’s net asset value as of May 31, 2022 was $7.06 per share.

•	FSCO has fully covered its distributions through net investment income since Andrew Beckman and the FS Liquid Credit & Special Situations Group took over full management of the Fund in January 2018.

•	Senior secured debt represented 83% of the portfolio as of March 31, 2022, which we believe helps reduce the risk of loss compared to subordinated debt and equity investments.

•	The Fund’s annual default rate has averaged 2.37% since January 2018.

•	FSCO highly competitive vs. public closed-end fund peers

•	Significant scale: As of March 31, 2022, the Fund managed over $2.3 billion in assets, ranking as one of the largest public credit-focused closed-end funds.

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Attractive dividend: Subject to shareholder approval, we expect that the reduction in management fees from 1.50% to 1.35% based on the Fund’s daily gross assets will help enhance the Fund’s net investment income and allow the Fund to sustain an annualized dividend yield of 7.50%+ at listing based on the Fund’s net asset value as of March 31, 2022.

7. How will FSCO’s initial trading price be determined on the day of listing?

•	A third-party market specialist at the NYSE will be responsible for creating an orderly market for the Fund’s common shares by aggregating buy and sell orders.

•	Since this will be the first time that the Fund’s shares will trade in the public markets, it may take a few hours for the specialist to build the book and create an orderly market.

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Therefore, the Fund will likely not commence trading immediately at the market open at 9:30AM ET on the day of listing. In addition, there is typically a lag before prices are reported on third-party websites.

•	Once the market specialist believes it has received sufficient indications of interest to create an orderly market for FSCO’s shares, the Fund will commence trading on the NYSE.

8. Will the listing change the management team or investment strategy?

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No. The Fund will continue to be advised by FS Global Advisor, LLC, an affiliate of FS Investments, and managed by Andrew Beckman and the FS Liquid Credit & Special Situations Group. There will be no change to the Fund’s investment strategy.

9. Will the Fund or its affiliates provide support for the Fund’s stock in the secondary market?

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Upon the completion of the listing, and subject to Board approval, the Fund or its affiliates intend to implement an open-market share repurchase program under Rule 10b5-1 under the Securities Exchange of 1934. Further details on the amount and timing expectations will be provided prior to the listing.

10. What are the noteworthy next steps?

Note: subject to shareholder approval, Board approval and the satisfaction of other customary conditions

1.	Upon the completion of the listing, and subject to Board approval, the Fund intends to implement an open-market share repurchase program under Rule 10b5-1 under the Securities Exchange Act of 1934.

11. Where can I find additional resources?

•	Visit www.fsproxy.com

Distributions

12. How frequently will the Fund pay distributions going forward?

•	We expect the Board to declare and pay distributions monthly, subject to applicable legal restrictions and the sole discretion of the Board.

13. Will there be any interruption to the payment of distributions?

•	No. We do not expect any interruption to the payment of distributions leading up to or following the listing.

14. What is the targeted distribution rate at listing?

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Subject to shareholder approval, we expect that the reduction in management fees from 1.50% to 1.35% based on the Fund’s daily gross assets will help enhance the Fund’s net investment income and allow the Fund to sustain an annualized dividend yield of 7.50%+ at listing based on the Fund’s net asset value as of March 31, 2022.

15. Will the listing create a taxable event?

•	The listing itself will not create a taxable event. However, if shareholders decide to sell their shares, they could be subject to taxes.

•	Shareholders should consult with their financial and tax advisors before selling their shares in order to best understand their individual tax considerations.

Proxy solicitation

16. What proposals will shareholders be asked to approve?

•	Shareholders will be asked to approve proposals listed below at the Fund’s annual shareholder meeting, which will take place on June 22, 2022.

•	Board of Directors: Shareholders will be asked to re-elect the entire slate of the Board

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Amendments to the advisory agreement: The proposed changes include: (i) reducing the base management fees from 1.5% to 1.35% of the Fund’s average daily gross assets, and (ii) amending the “hurdle rate” for the calculation of the incentive fee to be expressed as a percentage of net assets, instead of adjusted capital.

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Transfer restrictions: Shareholders will be asked to approve the transfer restrictions set forth in the Charter of the Fund, which provides that shares will be available for trading according to the following schedule:

•	At listing: up to 1/3 of a shareholder’s shares

•	90 days post-listing: up to 2/3 of a shareholder’s shares

•	180 days post-listing: all shares will be available for trading

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Investors are urged to review documents that FSCO will file with the Securities and Exchange Commission (the “SEC”), including the proxy statement. Subject to SEC review, we expect to seek shareholder approval beginning in May 2022.

17. What vote is required for each proposal to pass?

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For the proposal regarding director election, three directors will be elected by the affirmative vote of a plurality of all the votes cast at the annual meeting, provided that a quorum is present, and two directors will be elected by a plurality of all votes by the holders of preferred stock at the annual meeting, provided a quorum is present.

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For the approval of the proposal regarding amendments to the advisory agreement, the affirmative vote of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is required. For this proposal, the 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the annual meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

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For the approval of the proposal regarding the transfer restriction, the affirmative vote of a majority of all the votes by the holders of common stock entitled to cast as of the record date is required.

18. Will the Fund incur expenses in soliciting proxies?

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The expenses of the solicitation of proxies for the annual shareholder meetings, including the cost of preparing, printing and mailing the proxy statement, the applicable accompanying notice of the annual shareholder meeting of shareholders and the proxy card, will be borne by the Fund.

•	Broadridge Investor Communication Solutions, Inc. has been retained by the Fund to assist in the solicitation of proxies.

Contacts

ADVISORS AND SHAREHOLDERS

877-628-8575

MEDIA (FS INVESTMENTS)

Melanie Hemmert, media@fsinvestments.com, 215-309-6843

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund. Words such as “intends,” “will,” “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the listing of its common stock on a national securities exchange, the price at which the Fund’s shares of common stock may trade on a national securities exchange, and failure to list the common stock of the Fund on a national securities exchange. Some of these factors are enumerated in the filings the Fund made with the Securities and Exchange Commission (the SEC). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

IMPORTANT INFORMATION

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2022 annual meeting (the “2022 Annual Meeting”). On April 28, 2022, the Company filed a definitive proxy statement with the SEC in connection with any such solicitation of proxies from stockholders. Stockholders are strongly encouraged to read the proxy statement as it contains important information. Information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, are set forth in the proxy statement and any other materials filed with the SEC in connection with the 2022 Annual Meeting. Stockholders are able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are available at no charge at the Company’s website at https://fsinvestments.com/investments/all-investments/fsco/.